                                                                   EXHIBIT 10.17

                              EMPLOYMENT AGREEMENT
                              --------------------

     This Employment Agreement (the "Agreement") is entered into as of December
                                     ---------
1, 1993 (the "Effective Date") between Centaur Pharmaceuticals, Inc., a Delaware
              --------------
corporation with its principal offices located at 484 Oakmead Parkway, Sunnyvale, California 94086 (the "Company"), and Brian D. Frenzel, an individual
                                  -------
residing at 1973 Newcastle Drive, Los Altos, California 94024 ("Employee").
                                                                --------

     In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

     1.  POSITION.  During the term of this Agreement, Company will employ
         --------
Employee, and Employee will serve Company, as Company's President and Chief Executive Officer, with such responsibilities and authority as may from time to time be assigned to Employee by the Board of Directors of Company. Employee will report directly to the Chairman of Company's Board of Directors.

     2.  DUTIES.  Employee will serve Company in such capacities and with such
         ------
duties and responsibilities as the Board of Directors of Company may from time to time determine. Employee will comply with and be bound by Company's operating policies, procedures and practices from time to time in effect during Employee's employment. Employee will perform his duties under this Agreement at the offices of Company, provided, that Employee may be required to do extensive
                        --------
traveling in connection with the performance of his duties hereunder. Employee hereby represents and warrants that he is free to enter into and fully perform this Agreement and the agreements referred to herein without breach of any agreement or contract to which he is a party or by which he is bound.

     3.   EXCLUSIVE SERVICE.
          -----------------

          3.1  INTERIM PERIOD.  The parties acknowledge that as of the Effective
               --------------
Date, because of certain other obligations, Employee is unable to devote his full time and efforts exclusively to this employment. The parties agree that Employee will use his best efforts to secure a release from such other obligations, so that Employee may become a full-time employee of Company no later than September 1, 1994. The period beginning on the Effective Date and ending on the date Employee becomes a full-time employee of Company (the "Full-
                                                                          ----
Time Employment Date") is hereinafter referred to as the "Interim Period."
--------------------                                      --------------
Employee will notify Company in writing as soon as he is able to become a full-time employee of Company.

          3.2  BALANCE OF TERM.  After the Interim Period and for the balance of
               ---------------
the term of this Agreement, Employee will devote his full time and efforts exclusively to this employment and apply all his skill and experience to the performance of his duties and advancing Company's interests in accordance with Employee's experience and skills. Notwithstanding the foregoing, Company acknowledges that Employee currently serves on the boards of directors of four other companies (Vesta Medical Company, Immusol, Alamed and PCD Therapeutics) that are not competitive with Company and that Employee may continue to serve on those boards of directors so long as Employee's duties to those companies do not conflict with his obligations to Company or interfere with his ability to perform his duties to Company during the normal work week. Employee may serve on other boards of directors only with the prior written approval of Company, which will not be unreasonably withheld. In addition, Company acknowledges that Employee is a Venture Partner of Charter Ventures and that in his capacity as a Venture Partner he may provide occasional consultation to Charter Ventures so long as such consultation does not conflict with his obligations to Company or interfere with his ability to perform his duties to the Company during the normal work week. Employee will not engage in any other consulting activity except with the prior written approval of Company, or at the direction of Company, and Employee will otherwise do nothing inconsistent with the performance of his duties hereunder.

     4.   TERM OF AGREEMENT.
          -----------------

          4.1  TERM.  This Agreement will commence on the Effective Date, and
               ----
will continue until the earlier of four (4) years after the Effective Date or when terminated pursuant to Section 7 hereof, unless renewed pursuant to Section
4.2 hereof.

          4.2  RENEWAL.  After the initial four-year term, unless either party
               -------
notifies the other of its intention to terminate this Agreement pursuant to
Section 7 hereof at least 90 days prior to the expiration of the term, this Agreement shall automatically renew for successive one-year terms on the same terms and conditions stated herein.

     5.   COMPENSATION AND BENEFITS.
          -------------------------

          5.1  BASE SALARY.  During the Interim Period,  Company agrees to pay
               -----------
Employee a salary at the rate of one hundred thirty-two thousand five hundred dollars ($132,500) per year. As of the Full-Time Employment Date, Company agrees to pay Employee an initial minimum salary at the rate of one hundred seventy-five thousand dollars ($175,000) per year. Employee's salary will be payable as earned in accordance with Company's customary payroll practice. Employees' salary will be reviewed periodically by the Company's Board of Directors and may be adjusted from time to time by the Board of Directors in its discretion.

          5.2  ADDITIONAL BENEFITS.  Employee will be eligible to participate in
               -------------------
Company's employee benefit plans of general application, including without limitation those plans covering pension and profit sharing, executive bonuses, stock purchases, stock options, and those plans covering life, health, and dental insurance in accordance with the rules established for individual participation in any such plan and applicable law. Employee will receive such other benefits, including vacation, holidays and sick leave, as Company generally provides to its employees holding positions similar to that of Employee.

          5.3  STOCK OPTIONS.  Upon amendment of the Company's 1993 Equity
               -------------
Incentive Plan to increase the number of shares issuable thereunder and the granting of a permit therefor by the California Department of Corporations, Employee shall be granted an incentive stock option, under Company's 1993 Equity Incentive Plan, to purchase up to 300,000 shares of Company's Common Stock at a price of $0.15 per share (the "Options"). One half of the Options (150,000
                               -------
shares) will vest monthly over four (4) years beginning on the Effective Date.

The remaining half of the Options will vest monthly over four (4) years beginning on the Full-Time Employment Date. The Options will have a ten (10) year term and will be subject to the terms and conditions set forth on the form of Option Grant attached hereto as Exhibit 1.
                                   ---------

          5.4  EXPENSES.  Company will reimburse Employee for all reasonable and
               --------
necessary expenses incurred by Employee in connection with Company's business,

provided that such expenses (i) are deductible in whole or in substantial part
--------
by Company, (ii) are in accordance with the Company's applicable policy, and
(iii) are properly documented and accounted for in accordance with Company Policy and with the requirements of the Internal Revenue Service.

     6.   PROPRIETARY RIGHTS.  Employee hereby agrees to execute an Employee
          ------------------
Invention Assignment and Confidentiality Agreement with Company in substantially the form attached hereto as Exhibit 2.
                            ---------

     7.   TERMINATION.
          -----------

          7.1  EVENTS OF TERMINATION.  Employee's employment with Company shall
               ---------------------
terminate upon any one of the following:

               (a) Company's determination made in good faith that it is terminating Employee for "cause" as defined under Section 7.2 below ("Termination for Cause");
            ---------------------

               (b) the effective date of a written notice sent to Employee stating that Company is terminating his employment without cause, which notice can be given by Company at any time after the Effective Date at Company's sole discretion, for any reason or for no reason

          ("Termination Without Cause"); or
            -------------------------

               (c) the effective date of a written notice sent to Company from Employee stating that Employee is electing to terminate his employment with Company ("Voluntary Termination").
                         ---------------------

          7.2  "CAUSE" DEFINED.  For purposes of this Agreement, "cause" for
                --------------
Employee's termination will exist at any time after the happening of one or more of the following events:

               (a) failure to carry out the reasonable duties assigned to Employee by the Board of Directors consistent with his position as President and Chief Executive Officer of Company, after written notice thereof and a thirty (30) day opportunity to cure;

               (b) any act of fraud, dishonesty or breach of fiduciary duty to the Company;

               (c) any intentional act that is materially harmful to the Company, undertaken without the approval of the Board of Directors and inconsistent with Employee's role as President and Chief Executive Officer;

               (d) as a result of disability, Employee is unable to perform the duties contemplated by this Agreement for more than an aggregate of ninety (90) days out of any six-month period; or

               (e)  Employee's death.

     8.   EFFECT OF TERMINATION.
          ---------------------

          8.1  TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION.  In the event of
               ----------------------------------------------
any termination of this Agreement pursuant to Sections 7.1(a) or 7.1(c), Company shall pay Employee the compensation and benefits otherwise payable to Employee under Section 5 through the date of termination. Employee's rights under Company's benefit plans of general application shall be determined under the provisions of those plans.

          8.2  TERMINATION WITHOUT CAUSE.  In the event of any termination of
               -------------------------
this Agreement pursuant to Section 7.1(b),

               (a) Company will pay Employee the compensation and benefits otherwise payable to Employee under Section 5 through the date of termination;

               (b) For six (6) months after the date of termination, Company will continue to pay Employee his base salary under Section 5.1 above at Employee's then-current salary rate, less applicable withholding taxes, payable on Company's normal payroll dates during that period; provided, however, that if Employee secures other full-time employment
          --------  -------
          during such six-month period, Employee shall promptly notify Company thereof and Company shall pay to Employee, by check or cancellation of indebtedness of Employee to Company (if any), within ten (10) days of such notice by Employee to Company, an amount equal to one half (1/2) of any additional amount Company would otherwise be obligated to pay to Employee pursuant to this Section 8.2(b) for the period beginning on the date Employee secures such other employment through the end of such six-month period, which amount shall constitute payment in full by Company to Employee of any outstanding obligations pursuant to this
          Section 8.2(b).

               (c) Employee's rights under Company's benefit plans of general application shall be determined under the provisions of those plans.

     9.  EMPLOYEE SOLICITATION.  So long as Employee is an employee of Company
         ---------------------
and for one (1) year thereafter, Employee shall not, directly or indirectly, either for himself or for any other person or entity, directly or indirectly, solicit, induce or attempt to induce any employee of Company to terminate his or her employment with Company.

     10.  MISCELLANEOUS.
          -------------

          10.1  ARBITRATION.  Employee and Company shall submit to mandatory
                -----------
binding arbitration in any controversy or clam arising out of, or relating to, this Agreement or any breach hereof, provided, however, that Company retains its
                                     --------  -------
right to, and shall not be prohibited, limited or in any other way restricted from, seeking or obtaining equitable relief from a court having jurisdiction over the parties. Such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect at that time, and judgment upon the determination or award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          10.2  SEVERABILITY.  If any provision of this Agreement shall be found
                ------------
by any arbitrator or court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision shall, to the extent allowable by law and the preceding sentence, be modified by such arbitrator or court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions continuing in full force and effect.

          10.3  REMEDIES.  Company and Employee acknowledge that the service to
                --------
be provided by Employee is of a special, unique, unusual, extraordinary and intellectual character, which gives it peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, Employee hereby consents and agrees that for any breach or violation by Employee of any of the provisions of this Agreement including, without limitation, Section 3. a restraining order and/or injunction may be issued against Employee, in addition to any other rights and remedies Company may have, at law or equity, including without limitation the recovery of money damages.

          10.4  NO WAIVER.  The failure by either party at any time to require
                ---------
performance or compliance by the other of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

          10.5  ASSIGNMENT.  This Agreement and all rights hereunder are
                ----------
personal to Employee and may not be transferred or assigned by Employee at any time. Company may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor, or in connection with any sale, transfer or other disposition of all or substantially all of its business and assets, provided, however, that any such assignee assumes Company's
            --------  -------
obligations hereunder.

          10.6  WITHHOLDING.  All sums payable to Employee hereunder shall be
                -----------
reduced by all federal, state, local and other withholding and similar taxes and payments required by applicable law.

          10.7  ENTIRE AGREEMENT.  This Agreement constitutes the entire and
                ----------------
only agreement between the parties relating to employment of Employee with Company, and this Agreement supersedes and cancels any and all previous contracts, arrangements or understandings with respect thereto including but not limited to the Consulting Agreement between Employee and Company dated October 8, 1992, as amended May 1, 1993, but does not affect Employee's Restricted Stock Purchase Agreement dated October 8, 1992.

          10.8  AMENDMENT.  This Agreement may be amended, modified, superseded,
                ---------
canceled, renewed or extended only by an agreement in writing executed by both parties hereto.

          10.9  NOTICES.  All notices and other communications required or
                -------
permitted under this Agreement shall be in writing and hand delivered, sent by telecopier, sent by certified first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by telecopier, five (5) days after mailing if sent by mail, and one (1) day after dispatch if sent by express courier, to the following addresses, or such other address as either party shall notify the other:

          If to Company:           Centaur Pharmaceuticals, Inc.
                                   484 Oakmead Parkway
                                   Sunnyvale, CA  94086
                                   Telecopier:   (408) 481-1601
                                   Attention: Chairman of the Board of Directors


          With a copy to:          Gordon K. Davidson, Esq.
                                   Fenwick & West
                                   Two Palo Alto Square, Suite 800
                                   Palo Alto, CA 94306
                                   Telecopier:   (415) 857-0361

          If to Employee:          Brian D. Frenzel
                                   1973 Newcastle Drive
                                   Los Altos, CA 94024
                                   Telecopier:   (415) 967-4675

          With a copy to:          Thomas L. Barton, Esq.
                                   Holtzman, Wise & Shepard
                                   3030 Hansen Way
                                   Palo Alto, CA 94304
                                   Telecopier:   (415) 856-1344

          10.10 BINDING NATURE.  This Agreement shall be binding upon, and inure
                --------------
to the benefit of, the successors and personal representatives of the respective parties hereto.

          10.11 HEADINGS.  The headings contained in this Agreement are for
                --------
reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this

Agreement, the singular includes the plural, the plural included the singular, the masculine gender includes both male and female referents, and the word "or" is used in the inclusive sense.

          10.12  COUNTERPARTS.  This Agreement may be executed in multiple
                 ------------
counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement.

          10.13  GOVERNING LAW.  This Agreement and the rights and obligations
                 -------------
of the parties hereto shall be construed in accordance with the laws of the State of California, without giving effect to the principles of conflict of laws.

          10.14  ATTORNEYS' FEES.  In the event that any litigation, arbitration
                 ---------------
or other legal proceeding is brought by either party to enforce the terms of this Agreement, the prevailing party in such proceeding shall be entitled, in addition to any other relief awarded, to recover its reasonable costs and attorneys' fees incurred in such proceeding.

     IN WITNESS WHEREOF, Company and Employee have executed this Agreement as of the date first above written.

COMPANY                                      EMPLOYEE
Centaur Pharmaceuticals, Inc.

By:  /s/ Mark R. Collins                     /s/ Brian D. Frenzel
    -------------------------------          --------------------
                                             Brian D. Frenzel

Print Name:   Mark. R. Collins
           ------------------------

Title:    Chief Financial Officer
          -------------------------

List of Exhibits
----------------

Exhibit 1:  Stock Option Grant
Exhibit 2:  Employee Invention Assignment and Confidentiality Agreement

                                   EXHIBIT 1                          NO. ______

                         CENTAUR PHARMACEUTICALS, INC.

                           1993 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Agreement") is made and entered into as of
                                   ---------
the date of grant set forth below (the "Date of Grant") by and between Centaur
                                        -------------
Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the
                                                    -------
participant named below ("Participant").  Capitalized terms not defined herein
                          -----------
shall have the meaning ascribed to them in the Company's 1993 Equity Incentive Plan (the "Plan").
           ----

PARTICIPANT:                              Brian D. Frenzel
                                    ----------------------------------

SOCIAL SECURITY NUMBER:             __________________________________

ADDRESS:                                1973 Newcastle Drive
                                    ----------------------------------
                                        Los Altos, CA 94024
                                    ----------------------------------
TOTAL OPTION SHARES:                    300,000
                                    ----------------------------------
EXERCISE PRICE PER SHARE:               $0.15
                                    ----------------------------------

DATE OF GRANT:                      __________________________________

VESTING START DATE:                     See Section 2.1 below
                                    ----------------------------------
EXPIRATION DATE:                        10 years after Date of Grant
                                    ----------------------------------
TYPE OF STOCK OPTION
(CHECK ONE):                        [X]    INCENTIVE STOCK OPTION
                                    [_]    NONQUALIFIED STOCK OPTION

     1.   GRANT OF OPTION.  The Company hereby grants to Participant an option
          ---------------
(the "Option") to purchase the total number of shares of Common Stock, $0.001
      ------
par value, of the Company set forth above (the "Shares") at the Exercise Price
                                                ------
Per Share set forth above (the "Exercise Price"), subject to all of the terms
                                --------------
and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code
          ---
of 1986, as amended (the "Code").
                          ----

     2.   EXERCISE PERIOD.
          ---------------

          2.1  EXERCISE PERIOD OF OPTION.  For purposes of vesting hereunder,
               -------------------------
this Option shall be deemed granted in two (2) equal parts of One Hundred Fifty Thousand (150,000)

Shares each (hereinafter referred to as the "Initial Option" and the "Full-Time
                                             --------------           ---------
Employment Option"). Provided Participant continues to provide services to the
-----------------
Company throughout the specified periods, each of the Initial Option and the Full-Time Employment Option shall become exercisable with respect to One Forty-Eighth (1/48) of the Shares thereof on its respective First Vesting Date ("First
                                                                           -----
Vesting Date"); thereafter at the end of each full succeeding month, each of the
------------
Initial Option and the Full-Time Employment Option shall become exercisable as to an additional One Forty-Eighth (1/48) of the Shares thereof.

               (a) The First Vesting Date for the Initial Option shall be January 1, 1994

               (b) The First Vesting Date for the Full-Time Employment Option shall be the first day of the second calendar month following the "Full-Time Employment Date," as defined in that certain Employment Agreement between Participant and the Company and dated of even dated herewith.

          2.2  EXPIRATION.  The Option shall expire on the Expiration Date set
               ----------
forth above and must be exercised, if at all, on or before the Expiration Date;

provided, that the Option will become fully exercisable within 5 years from the
--------
Date of Grant with at least 20% of the total shares first becoming exercisable at the end of each of the five years.

     3.   TERMINATION.
          -----------

          3.1  TERMINATION FOR ANY REASON EXCEPT DEATH OR DISABILITY.  If
               -----------------------------------------------------
Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date.

          3.2  TERMINATION BECAUSE OF DEATH OR DISABILITY.  If Participant is
               ------------------------------------------
Terminated because of death or Disability of Participant, the Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

          3.3  NO OBLIGATION TO EMPLOY.  Nothing in the Plan or this Agreement
               -----------------------
shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     4.   MANNER OF EXERCISE.
          ------------------

          4.1  STOCK OPTION EXERCISE AGREEMENT.  To exercise this Option,
               -------------------------------
Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such
                                                         ---------
other form as may be approved by the Company) from time to time (the "Exercise
                                                                      --------
Agreement"), which shall set forth, inter alia, Participant's election to
---------                           ----- ----
exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2  LIMITATIONS ON EXERCISE.  The Option may not be exercised unless
               -----------------------
such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          4.3  PAYMENT.  The Exercise Agreement shall be accompanied by full
               -------
payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six
                    (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

               (c) by waiver of compensation due or accrued to Participant for services rendered;

               (d) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD
                                                                    ----
                    Dealer") whereby Participant irrevocably elects to exercise
                    ------
                    the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company, or (2) through a
                                                                --
                    "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

               (e)  by any combination of the foregoing.

          4.4  TAX WITHHOLDING.  Prior to the issuance of the Shares upon
               ---------------
exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5  ISSUANCE OF SHARES.  Provided that the Exercise Agreement and
               -------------------
payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.   NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option is an
          -------------------------------------------------
ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     6.   COMPLIANCE WITH LAWS AND REGULATIONS.  The exercise of the Option and
          ------------------------------------
the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

     7.   NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any
          ----------------------------
manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

     8.   TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of
          ----------------
Grant of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT

A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          8.1  EXERCISE OF  ISO.  If the Option qualifies as an ISO, there will
               ----------------
be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

          8.2  EXERCISE OF NONQUALIFIED STOCK OPTION.  If the Option does not
               -------------------------------------
qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          8.3  DISPOSITION OF SHARES.  If the Shares are held for more than
               ---------------------
twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     9.   PRIVILEGES OF STOCK OWNERSHIP.  Participant shall not have any of the
          -----------------------------
rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

     10.  INTERPRETATION.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     11.  ENTIRE AGREEMENT.  The Plan is incorporated herein by reference.  This
          ----------------
Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     12.  NOTICES.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

     13.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          ----------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     14.  GOVERNING LAW.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     15.  ACCEPTANCE.  Participant hereby acknowledges receipt of a copy of the
          ----------
Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date.

CENTAUR PHARMACEUTICALS, INC.                     PARTICIPANT

By:__________________________                     ______________________________
                                                  Brian D. Frenzel


_____________________________
(Please print name)

_____________________________
(Please print title)

           SIGNATURE PAGE TO BRIAN D. FRENZEL STOCK OPTION AGREEMENT

                                   EXHIBIT A
                                   ---------

                        STOCK OPTION EXERCISE AGREEMENT

                                 EXHIBIT A                            NO. ______

                         CENTAUR PHARMACEUTICALS, INC.

                           1993 EQUITY INCENTIVE PLAN

                        STOCK OPTION EXERCISE AGREEMENT

     This Exercise Agreement is made and entered into as of ____________, _________ (the "Effective Date") by and between Centaur Pharmaceuticals, Inc., a
                --------------
Delaware corporation (the "Company"), and the purchaser named below (the
                           -------
"Purchaser").  Capitalized terms not defined herein shall have the meaning
 ---------
ascribed to them in the Company's 1993 Equity Incentive Plan (the "Plan").
                                                                   ----

PURCHASER:______________________________________________________________________

SOCIAL SECURITY NUMBER:_________________________________________________________

ADDRESS:________________________________________________________________________

________________________________________________________________________________

TOTAL NUMBER OF SHARES:_________________________________________________________

PURCHASE PRICE PER SHARE:_______________________________________________________

TOTAL PURCHASE PRICE:___________________________________________________________

OPTION NO.__________     DATE OF GRANT:_________________________________________

TYPE OF OPTION:          [_] INCENTIVE STOCK OPTION
                         [_] NONQUALIFIED STOCK OPTION

     1.   EXERCISE OF OPTION.

          1.1  EXERCISE.  Pursuant to exercise of that certain option ("Option")
               --------                                                 ------
granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares set forth above ("Shares")
                                                                        ------
of the Company's Common Stock, $0.001 par value per share, at a purchase price per share set forth above for a total purchase price set forth above (the "Purchase Price"). As used in this Agreement, the term "Shares" refers to the
 --------------                                          ------
Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  TITLE TO SHARES.  The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:

     ________________________________________________________________________

     ________________________________________________________________________

Purchaser desires to take title to the Shares as follows:

     [_]  Individual, as separate property
     [_]  Husband and wife, as community property
     [_]  Joint Tenants
     [_]  Alone or with spouse as trustee(s) of the following trust (including date):
     _______________________________________________________________________
     _______________________________________________________________________
     [_]  Other: please specify:
     _______________________________________________________________________
     _______________________________________________________________________

          1.3  PAYMENT.  Purchaser hereby delivers pavement of the Purchase
               -------
Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

     [_] in cash in the amount of $_____ , receipt of which is acknowledged by the Company;

     [_] by cancellation of indebtedness of the Company to Purchaser in the amount of $_______; or

     [_] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_____________.

     2.   DELIVERY.
          --------

          2.1  DELIVERIES BY PURCHASER.  Purchaser hereby delivers to the
               -----------------------
Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit I attached
                                                              ---------
hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse,
             ------------
if any), (iii) if Purchaser is married, a Consent of Spouse in the form of

Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse.
---------                       --------------
and (iv) the Purchase Price.

          2.2  DELIVERIES BY THE COMPANY.  Upon its receipt of the Purchase
               -------------------------
Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 1 until expiration or termination of the Company's Right of First Refusal described in Section 8.

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          3.1  AGREES TO TERMS OF THE PLAN.  Purchaser has received a copy of
               ---------------------------
the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

          3.2  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
                                                            --------------
Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3  ACCESS TO INFORMATION.  Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4  UNDERSTANDING OF RISKS.  Purchaser is fully aware of:  (i) the
               ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ---
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5  NO GENERAL SOLICITATION.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   COMPLIANCE WITH SECURITIES LAWS.
          -------------------------------

          4.1  COMPLIANCE WITH FEDERAL SECURITIES LAWS.  Purchaser understands
               ---------------------------------------
and acknowledges that the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and that,
                          ---
notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to (the Company will check the applicable box):

          [_]  the exemption provided by SEC Rule 701;
          [_]  the exemption provided by SEC Rule 504;
          [_]  Section 4(2) of the Securities Act;
          [_]  other:  ______________________________________

          4.2  COMPLIANCE WITH CALIFORNIA SECURITIES LAWS.  THE SALE OF THE
               ------------------------------------------
SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   RESTRICTED SECURITIES.
          ---------------------

          5.1  NO TRANSFER UNLESS REGISTERED OR EXEMPT.  Purchaser understands
               ---------------------------------------
that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2  SEC RULE 144.  In addition, Purchaser has been advised that SEC
               ------------
Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid
                                                                        --------
for (within the meaning of Rule 144), before they may be resold under Rule 144.
---
Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3  SEC RULE 701.  The Shares may become freely tradeable by non-
               ------------
affiliates if issued pursuant to SEC Rule 701 promulgated under the Securities Act (under limited conditions regarding the method of sale) 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

          5.4  STATE LAW RESTRICTIONS ON TRANSFER.  Purchaser understands that
               ----------------------------------
transfer of the Shares may be restricted by Section 260.141.11 of the Rules of the California

Commissioner of Corporations, a copy of which is attached hereto as Exhibit 3, and that the certificate(s) representing the Shares may bear a legend to that effect.

     6.   RESTRICTIONS ON TRANSFERS.
          -------------------------

          6.1  DISPOSITION OF SHARES.  Purchaser hereby agrees that Purchaser
               ---------------------
shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken: and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

          6.2  RESTRICTION ON TRANSFER.  Purchaser shall not transfer, assign,
               -----------------------
grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Agreement.

          6.3  TRANSFEREE OBLIGATIONS.  Each person (other than the Company) to
               ----------------------
whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such shares would be so subject if retained by the Purchaser.

     7.   MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed the longer of 90 days or such longer period as the California Department of Corporations may subsequently allow to be provided for under equity incentive plans generally) after the effective date of such registration requested by such managing underwriters.

     8.   COMPANY'S RIGHT OF FIRST REFUSAL.  Before any Shares held by Purchaser
          --------------------------------
or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred (the "Offered Shares") on the terms and conditions set forth
                          --------------
in this Section (the "Right of First Refusal").
                      ----------------------

          8.1  NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("Proposed
                                                                --------
Transferee"); (iii) the number of Offered Shares to be transferred to each
----------
Proposed Transferee, (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price");
                                                               -------------
and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as 'provided in this Section.

          8.2  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          8.3  PURCHASE PRICE.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

          8.4  PAYMENT.  Payment of the purchase price for Offered Shares will
               -------
be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          8.5  HOLDER'S RIGHT TO TRANSFER.  If all of the Offered Shares
               --------------------------
proposed in the Notice to transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that
                                                               --------
such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is
            ----------------
effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          8.6  EXEMPT TRANSFERS.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate
                                                                      ---------
family" will mean Purchaser's spouse, the lineal descendant or antecedent,
------
father, mother, brother or sister, adopted child or grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

          8.7  TERMINATION OF RIGHT OF FIRST REFUSAL.  The Right of First
               -------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

     9.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ---------------------
Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     10.  ESCROW.  As security for Purchaser's faithful performance of this
          ------
Agreement. Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to
                                   -------------
hold
such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

     11.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          11.1  LEGENDS.  Purchaser understands and agrees that the Company will
                -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER
                                                   --------------
          THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES. A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          11.2  STOP-TRANSFER INSTRUCTIONS.  Purchaser agrees that, to ensure
                --------------------------
compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          11.3  REFUSAL TO TRANSFER.  The Company will not be required (i) to
                -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     12.  TAX CONSEQUENCES.  Purchaser Understands That Purchaser May Suffer
          ----------------
Adverse Tax Consequences As A Result Of Purchaser's Purchase Or Disposition Of The Shares. Purchaser Represents That Purchaser Has Consulted With Any Tax Adviser Purchaser Deems Advisable In Connection With The Purchase Or Disposition Of The Shares And That Purchaser Is Not Relying On The Company For Any Tax Advice. In Particular, If The Shares Are Subject To Repurchase By The Company Or If Purchaser Is An Insider Subject To Section 16(B) Of The Exchange Act. Purchaser Represents That Purchaser Has Consulted With Purchaser's Tax Adviser Concerning The Advisability Of Filing An 83(B) Election With The Internal Revenue Service. Set Forth Below Is A Brief Summary As Of The Date Of This Exercise Agreement Of Some Of The Federal And California Tax Consequences Of Exercise Of The Option And Disposition Of The Shares. This Summary Is Necessarily Incomplete, And The Tax Laws And Regulations Are Subject To Change. Participant Should Consult A Tax Adviser Before Executing This Option Or Disposing Of The Shares.

          12.1  EXERCISE OF INCENTIVE STOCK OPTION.  If the Option qualifies as
                ----------------------------------
an incentive stock option, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share will be treated as a tax preference item for federal income tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

          12.2  EXERCISE OF NONQUALIFIED STOCK OPTION.  If the Option does not
                -------------------------------------
qualify as an incentive stock option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          12.3  DISPOSITION OF SHARES.  If the Shares are held for more than
                ---------------------
twelve months after the date of the transfer of the Shares pursuant to the exercise of the Option (and, in the case of an ISO, are disposed of more than two years after the Option Date of Grant), any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within one year of exercise or within two years after the Option Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Purchase Price Per Share. The Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     13.  COMPLIANCE WITH LAWS AND REGULATIONS.  The issuance and transfer of
          ------------------------------------
the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     14.  SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights
          ----------------------
under this Agreement, including its rights to repurchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     15.  GOVERNING LAW; SEVERABILITY.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     16.  NOTICES.  Any notice required to be given or delivered to the Company
          -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

     17.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     18.  HEADINGS.  The captions and headings of this Agreement are included
          --------
for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     19.  ENTIRE AGREEMENT.  The Plan and this Agreement, together with all its
          ----------------
Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate as of the Effective Date.

CENTAUR PHARMACEUTICALS, INC.           PURCHASER

By:______________________               _______________________________
                                        (Signature)

_________________________               _______________________________
(Please print name)                     (Please print name)

_________________________
(Please print title)


               [SIGNATURE PAGE TO CENTAUR PHARMACEUTICALS, INC.
                       STOCK OPTION EXERCISE AGREEMENT]

                               LIST OF EXHIBITS
                               ----------------

     Exhibit 1:     Stock Power and Assignment Separate from Stock Certificate

     Exhibit 2:     Spouse Consent

     Exhibit 3:     California Commissioner Rule 260.141.11

     Exhibit 4:     Copy of Purchaser's Check or other Evidence of Payment

                                   EXHIBIT 1
                                   ---------

                          STOCK POWER AND ASSIGNMENT

                        SEPARATE FROM STOCK CERTIFICATE
                        -------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No.______ dated as of _______________, (the "Agreement"), the
                                                        ---------
undersigned hereby sells, assigns and transfers unto _______________, ______________ shares of the Common Stock, $0.001 par value per share, of Centaur Pharmaceuticals, Inc., a Delaware corporation (the "Company"), standing
                                                            -------
in the undersigned's name on the books of the Company represented by Certificate No(s). _____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:______________________

                                        PURCHASER

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Please Print Name)

                                        ________________________________________
                                        (Spouse's Signature, if any)

                                        ________________________________________
                                        (Please Print Spouse's Name)


INSTRUCTIONS:  Please do not fill in any blanks other than the signature line.
------------
The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                   EXHIBIT 2
                                   ---------

                                SPOUSE CONSENT
                                --------------

     I, the undersigned, am the spouse of __________________ ("Purchaser").  I
                                                               ---------
have read, understand, and hereby approve the Stock Option Exercise Agreement between Purchaser and the Company (the "Agreement"). In consideration of the
                                        ---------
Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property interest shall similarly be bound by the Agreement. I hereby appoint Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


Date:_____________________


                                        _________________________________
                                        Purchaser's Spouse

                                        Address:  ________________________

                                                  ________________________

                                                  ________________________

                                   EXHIBIT 3
                                   ---------

                    CALIFORNIA COMMISSIONER RULE 260.141.11
                    ---------------------------------------

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (1)  to the issuer;

     (2)  pursuant to the order or process of any court;

     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules:

     (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

     (5)  to holders of securities of the same class of the same issuer;

     (6)  by way of gift or donation intervivos or on death;

     (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

     (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Section 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
          (a) of Section 25143 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State Controller pursuant to the Unclaimed Property Law or the administrator of the unclaimed property law of another state; or

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, and (ii) delivers to each purchaser a copy of this rule, and
          (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirements of
          Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                   EXHIBIT 2
                                   ---------

          EMPLOYEE INVENTION ASSIGNMENT AND CONFIDENTIALITY AGREEMENT
          -----------------------------------------------------------

     In consideration of my employment with Centaur Pharmaceuticals, Inc., a Delaware corporation (the "Company"), I hereby represent to, and agree with the
                           -------
Company as follows:

     1.   COMPANY BUSINESS.  I understand that the Company is engaged in a
          ----------------
continuous program of research, development, production and marketing in connection with its business and that, as an essential part of my employment with the Company, I may be expected to make new contributions to and create inventions of value for the Company.

     2.   DISCLOSURE OF INVENTIONS.  From and after the date I first became
          ------------------------
employed with the Company, I will promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, and trade secrets ("Inventions"), whether or not patentable, copyrightable or
                ----------
protectible as trade secrets, that are made or conceived or first reduced to practice or created by me, either alone or jointly with others, during the period of my employment, whether or not in the course of my employment.

     3.   WORK FOR HIRE; ASSIGNMENT OF INVENTIONS.  I acknowledge that
          ---------------------------------------
copyrightable works prepared by me within the scope of my employment are "works for hire" under the Copyright Act and that the Company will be considered the author thereof. I agree that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company, (b) result from work performed by me for the Company or (c) relate to the Company's business or current or anticipated research and development, will be the sole and exclusive property of the Company and are hereby assigned by me to the Company.

     4.   LABOR CODE 2870 NOTICE.  I have been notified and understand that the
          ----------------------
provisions of this paragraph do not apply to any Invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:

ANY PROVISION IN AN EMPLOYMENT AGREEMENT WHICH PROVIDES THAT AN EMPLOYEE SHALL ASSIGN, OR OFFER TO ASSIGN, ANY OF HIS OR HER RIGHTS IN AN INVENTION TO HIS OR HER EMPLOYER SHALL NOT APPLY TO AN INVENTION THAT THE EMPLOYEE DEVELOPED ENTIRELY ON HIS OR HER OWN TIME WITHOUT USING THE EMPLOYER'S EQUIPMENT, SUPPLIES, FACILITIES, OR TRADE SECRET INFORMATION EXCEPT FOR THOSE INVENTIONS THAT EITHER: (1) RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO THE EMPLOYER'S BUSINESS, OR ACTUALLY OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE EMPLOYER, OR (2) RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER. TO THE EXTENT A PROVISION IN AN EMPLOYMENT AGREEMENT PURPORTS TO REQUIRE AN EMPLOYEE TO ASSIGN AN INVENTION OTHERWISE EXCLUDED FROM BEING

REQUIRED TO BE ASSIGNED UNDER CALIFORNIA LABOR CODE SECTION 2870(a), THE PROVISION IS AGAINST THE PUBLIC POLICY OF THIS STATE AND IS UNENFORCEABLE.

     5.   ASSIGNMENT OF OTHER RIGHTS.  I hereby irrevocably transfer and assign
          --------------------------
to the Company: (a) all worldwide patents, patent applications, copyrights, trade secrets and other intellectual property rights in Invention; and (b) any and all "Moral Rights" (as defined below) that I may have in or with respect to any Invention. I also hereby forever waive and agree never to assert any and all Moral Rights I may have in or with respect to any Invention, even after termination of my work on behalf of the Company. "Moral Rights" mean any rights
                                                   ------------
of paternity or integrity, any right to claim authorship of an Invention, to object to any distortion, mutilation or other modification of, or other derogatory action in relation to, any Invention, whether or not such would be prejudicial to my honor or reputation, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or Generally referred to as a "moral right".

     6.   ASSISTANCE.  I agree to assist the Company in every proper way to
          ----------
obtain for the Company and enforce patents, copyrights and other legal protections for the Company's Inventions in any and all countries. I will execute any documents that the Company may reasonably request for use in obtaining or enforcing such patents, copyrights, trade secrets and other legal protections. My obligations under this paragraph will continue beyond the termination of my employment with the Company, provided that the Company will compensate me at a reasonable rate after such termination for time or expenses actually spent by me at the Company's request on such assistance. I appoint the Secretary of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

     7.   PROPRIETARY INFORMATION.  I understand that my employment by the
          -----------------------
Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that may be disclosed to me by the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes
             -----------------------
but is not limited to Inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer lists.

     8.   CONFIDENTIALITY. At all times, both during my employment and after its
          ---------------
termination, I will keep and hold all such Proprietary Information in strict confidence and trust, and I will not use or disclose any of such Proprietary Information without the prior written consent of the Company, except as may be necessary to perform my duties as an employee of the Company. Upon termination of my employment with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company and I will not take with me any documents or materials or copies thereof containing any Proprietary Information.

     9.   NO BREACH OF PRIOR AGREEMENT.  I represent that my performance of all
          ----------------------------
the terms of this Agreement and my duties as an employee of the Company will not breach any invention assignment, proprietary information or similar agreement with any former employer or other party. I represent that I will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

     10.  NOTIFICATION.  I hereby authorize the Company to notify my actual or
          ------------
future employers of the terms of this Agreement and my responsibilities hereunder.

     11.  NON-SOLICITATION.  During, and for a period of one (1) year after
          ----------------
termination of, my employment with the Company, I will not solicit or take away suppliers, customers, employees or consultants of the Company for my own benefit or for the benefit of any other party.

     12.  INJUNCTIVE RELIEF.  I understand that in the event of a breach or
          -----------------
threatened breach of this Agreement by me the Company may suffer irreparable harm and will therefore be entitled to injunctive relief to enforce this Agreement.

     13.  GOVERNING LAW.  This Agreement will be governed and interpreted in
          -------------
accordance with the internal laws of the State of California, excluding that body of law governing conflicts of law.

     14.  NO DUTY TO EMPLOY.  I understand that this Agreement does not
          -----------------
constitute a contract of employment or obligate the Company to employ me for any stated period of time. This Agreement shall be effective as of the first day of my employment by the Company, namely: _______________, 199__.



CENTAUR PHARMACEUTICALS, INC.                EMPLOYEE
-----------------------------                --------

By:__________________________                _____________________________
                                             Signature

Its:_________________________                _____________________________
                                             Name (Please print)

                                   EXHIBIT 4
                                   ---------

                           COPY OF PURCHASER'S CHECK
                         OR OTHER EVIDENCE OF PAYMENT
                         ----------------------------